NEWS RELEASE

EVEREST RE GROUP, LTD.

Seon Place, 141 Front Street, 4th Floor, Hamilton HM 19, Bermuda

Contacts

Media: Dane  Lopes                                                                  Investors: Jon Levenson

Group Head of Marketing &  Communications                            Head of Investor Relations

Everest Global Services,  Inc.                                                     Everest Global Services, Inc.

203.388.3977                                                                           908.604.3169

For Immediate Release

Everest Re Group Reports First Quarter 2021 Results

Net Income of $342 Million Including $260 Million of Net Operating Income

14% Growth in Gross Written Premium with

Continued Attritional Underwriting Margin Improvement

HAMILTON, Bermuda -- (BUSINESS WIRE) – April 28, 2021 – Everest Re Group, Ltd. (“Everest” or the “Company”) today reported its 2021 first quarter results.

First Quarter 2021 Highlights

  Net income of $342 million equal to $8.52 per share
  Net operating income of $260 million, equal to $6.49 per share
  Gross written premium growth of 14% and net written premium growth of 16%
  Attritional combined ratio of 87.3%, a 2.5-point improvement year over year
  Underwriting income of $45 million inclusive of pre-tax net catastrophe losses of $270 million ($260 million net of reinstatement premiums)
  No change to the Covid-19 Pandemic (“Pandemic”) loss provision
  Combined ratio of 98.1%
  Operating cashflow of $904 million for the quarter

The following table summarizes the Company’s net income and related financial metrics.

Net income and operating income	Q1	Year to Date	Q1	Year to Date
All values in USD millions except for per share amounts and percentages	2021	2021	2020	2020
Everest Re Group
Net income	341.9	341.9	16.6	16.6
Net operating income (loss)	260.2	260.2	164.4	164.4

Net income per diluted common share	8.52	8.52	0.41	0.41
Net operating income per diluted common share	6.49	6.49	4.03	4.03

Net income annualized return on average equity	15.0%	15.0%	0.8%	0.8%
Net operating income annualized return on average equity	11.4%	11.4%	7.6%	7.6%
Notes
1/ Refer to the reconciliation of net income to net operating income found later in this release

Everest Re Group President & CEO Juan C. Andrade commented on the Company’s results:

“Firstly, our thoughts are with those impacted by the U.S. winter storms and the flooding in Australia. I am very proud of the work our claims team is doing on the ground to help those affected rebuild their lives.

Everest had a strong start to 2021 with robust growth, strong overall profitability, continued improvement in attritional underwriting margins, and excellent investment performance. Our first quarter results further illustrate the earnings power of Everest and our success in implementing our strategy to build a broadly diversified company with a relentless focus on strong operational performance and disciplined underwriting.”

The following information summarizes the Company’s underwriting results, on a consolidated basis and also by segment – Reinsurance and Insurance, with selected commentary on results by segment.

Underwriting information - Everest Re Group	Q1	Year to Date	Q1	Year to Date	Year on Year
All values in USD millions except for percentages	2021	2021	2020	2020	Q1	Year to Date
Gross written premium	2,931.4	2,931.4	2,570.9	2,570.9	14.0%	14.0%
Net written premium	2,553.9	2,553.9	2,201.5	2,201.5	16.0%	16.0%

Combined ratio	98.1%	98.1%	98.6%	98.6%	-0.5 pts	-0.5 pts
Attritional combined ratio	87.3%	87.3%	89.8%	89.8%	-2.5 pts	-2.5 pts

Pre-tax net catastrophe losses	260.0	260.0	30.0	30.0
Pre-tax net covid losses	-	-	150.0	150.0
Pre-tax net prior year reserve development	-	-	(2.6)	(2.6)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Reinsurance segment

  The Reinsurance segment achieved strong growth with gross written premiums up 16% for the quarter, driven by a successful January 1 renewal season. The targeted and disciplined growth was driven by rate, increased shares on profitable deals, and new opportunities in property, casualty, specialty lines, and facultative business.

  The improved attritional combined ratio for the quarter included proactive underwriting actions to improve risk adjusted returns and achieve a lower loss ratio, while the acquisition expense ratio declined primarily due to changes in business mix. We continue to write a stronger, more diversified, and more profitable book.

  The April renewal season was successfully completed with the Reinsurance segment capturing rate increases on Japanese and retrocessional business and pro-rata busines benefitting from primary rate improvement.

Underwriting information - Reinsurance segment	Q1	Year to Date	Q1	Year to Date	Year on Year
All values in USD millions except for percentages	2021	2021	2020	2020	Q1	Year to Date
Gross written premium	2,059.0	2,059.0	1,777.8	1,777.8	15.8%	15.8%
Net written premium	1,912.9	1,912.9	1,613.1	1,613.1	18.6%	18.6%

Combined ratio	97.5%	97.5%	96.6%	96.6%	0.9 pts	0.9 pts
Attritional combined ratio	85.5%	85.5%	87.8%	87.8%	-2.3 pts	-2.3 pts

Pre-tax net catastrophe losses	212.5	212.5	24.5	24.5
Pre-tax net covid losses	-	-	110.0	110.0
Pre-tax net prior year reserve development	(1.8)	(1.8)	(2.6)	(2.6)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Insurance segment

  The Company’s Insurance segment achieved strong growth with gross written premiums, up 10% for the quarter (20% excluding worker’s compensation) with notable growth in specialty casualty, property/short-tail and professional liability classes of business, offset by reductions in workers’ compensation as we purposely sought growth in lines with more attractive pricing.

  The improved attritional combined ratio for the quarter reflected a more profitable mix of business resulting from continued disciplined cycle management, with reductions in both the loss and expense ratios.

  Continued strong rate growth in excess of trend with renewal rate increases of 16% in the quarter excluding workers compensation, and up 10% including workers compensation.

Underwriting information - Insurance segment	Q1	Year to Date	Q1	Year to Date	Year on Year
All values in USD millions except for percentages	2021	2021	2020	2020	Q1	Year to Date
Gross written premium	872.4	872.4	793.1	793.1	10.0%	10.0%
Net written premium	641.0	641.0	588.4	588.4	8.9%	8.9%

Combined ratio	99.9%	99.9%	103.9%	103.9%	-4.0pts	-4.0pts
Attritional combined ratio	92.2%	92.2%	94.9%	94.9%	-2.7 pts	-2.7 pts

Pre-tax net catastrophe losses	47.5	47.5	5.5	5.5
Pre-tax net covid losses	-	-	40.0	40.0
Pre-tax net prior year reserve development	-	-	-	-
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Investments and Shareholders’ Equity

  Net investment income of $260.4 million for the quarter including alternative investment gains of $120.3 million for the quarter
  Total invested assets and cash of $25.9 billion at March 31, 2021, 1.9% growth versus year end 2020
  Shareholders’ equity remained flat at $9.7 billion as of March 31, 2021, versus year end 2020
  Book value per diluted share of $241.57 at March 31, 2021
  Common share dividends declared and paid in the quarter of $1.55 per share, equal to $62.2 million
  Common share repurchases of $23.5 million during the quarter, representing 97,462 shares at an average price of $241.58 per share

Equity and Book Value per Share	Q1	Q1
All values in USD millions except per share amounts	2021	2020
Beginning shareholders' equity	9,726.2	9,132.9
Net income	341.9	16.6
Change in investment unrealized gains (URAD)	(292.3)	(248.0)
Dividends to shareholders	(62.2)	(63.3)
Purchase of treasury shares	(23.5)	(200.0)
Other	(7.2)	(57.3)
Ending shareholders' equity	9,682.9	8,580.9

Diluted common shares outstanding	40.1	40.0
Book value per diluted common share	241.57	214.59
Common share dividends paid - last 12 months	6.20	5.90
Dividend adjusted growth in BVPS - last 12 months	15.5%	7.2%

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company. These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market and investment income fluctuations, trends in insured and paid losses, catastrophes, pandemic, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Everest Re Group, Ltd.

Everest Re Group, Ltd. (“Everest”) is a leading global provider of reinsurance and insurance, operating for close to 50 years through subsidiaries in the U.S., Europe, Singapore, Canada, Bermuda, and other territories.

Everest offers property, casualty, and specialty products through its various operating affiliates located in key markets around the world.

Everest common stock (NYSE:RE) is a component of the S&P 500 index.

Additional information about Everest, our people, and our products can be found on our website at www.everestre.com. All issuing companies may not do business in all jurisdictions.

A conference call discussing the second quarter results will be held at 8:00 a.m. Eastern Time on April 29, 2021.  The call will be available on the Internet through the Company’s web site at everestre.com/investors.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results.  The supplemental information is located at www.everestre.com  in the “Investors/Financial Reports/Quarterly Reports” section of the website.  The supplemental financial information may also be obtained by contacting the Company directly.

_______________________________________________

The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) and after-tax net foreign exchange income (expense) as the following reconciliation displays:

	Three Months Ended March 31,
(Dollars in thousands, except per share amounts)	2021			2020
			(unaudited)

			Per Diluted		Per Diluted
			Common		Common
	Amount		Share	Amount	Share

Net income (loss)	$341,862		$8.52	$16,612	$0.41
After-tax net realized capital gains (losses)	30,035	-	0.75	(172,364)	(4.22)
After-tax net foreign exchange income (expense)	51,618		1.29	24,604	0.60

After-tax operating income (loss)	$260,209		$6.49	$164,372	$4.03

(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) and net foreign exchange income (expense) are an integral part of the Company’s insurance operations, the determination of net realized capital gains (losses) and foreign exchange income (expense) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) and net foreign exchange income (expense) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended
	March 31,
(Dollars in thousands, except per share amounts)	2021	2020
	(unaudited)
REVENUES:
Premiums earned	$2,387,865	$2,036,814
Net investment income	260,413	147,800
Net realized capital gains (losses):
Credit allowances on fixed maturity securities	(6,977)	(21,774)
Other-than-temporary impairments on fixed maturity securities	-	-
Other net realized capital gains (losses)	45,879	(188,814)
Total net realized capital gains (losses)	38,902	(210,588)
Other income (expense)	56,593	7,990
Total revenues	2,743,773	1,982,016

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	1,711,419	1,430,840
Commission, brokerage, taxes and fees	489,011	448,522
Other underwriting expenses	142,231	128,860
Corporate expenses	12,378	9,833
Interest, fees and bond issue cost amortization expense	15,639	7,583
Total claims and expenses	2,370,678	2,025,638

INCOME (LOSS) BEFORE TAXES	373,095	(43,622)
Income tax expense (benefit)	31,233	(60,234)

NET INCOME (LOSS)	$341,862	$16,612

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(288,615)	(279,398)
Reclassification adjustment for realized losses (gains) included in net income (loss)	(3,666)	31,399
Total URA(D) on securities arising during the period	(292,281)	(247,999)

Foreign currency translation adjustments	(9,582)	(50,824)

Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	2,043	920
Total benefit plan net gain (loss) for the period	2,043	920
Total other comprehensive income (loss), net of tax	(299,820)	(297,903)

COMPREHENSIVE INCOME (LOSS)	$42,042	$(281,291)

EARNINGS PER COMMON SHARE:
Basic	$8.53	$0.41
Diluted	8.52	0.41

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2021	2020
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$20,407,480	$20,040,173
(amortized cost: 2021, $19,932,190; 2020, $19,225,067, credit allowances: 2021, ($8,723); 2020, ($1,745))
Equity securities, at fair value	1,400,674	1,472,236
Short-term investments (cost: 2021, $826,777; 2020, $1,135,088)	826,769	1,134,950
Other invested assets (cost: 2021, $2,173,221; 2020, $2,012,581)	2,173,221	2,012,581
Cash	1,132,660	801,651
Total investments and cash	25,940,804	25,461,591
Accrued investment income	156,330	141,304
Premiums receivable	2,789,602	2,680,562
Reinsurance receivables	2,029,734	1,994,555
Funds held by reinsureds	740,554	716,655
Deferred acquisition costs	663,560	622,053
Prepaid reinsurance premiums	441,606	412,015
Income taxes	31,738	17,253
Other assets	801,424	742,369
TOTAL ASSETS	$33,595,352	$32,788,357

LIABILITIES:
Reserve for losses and loss adjustment expenses	17,090,644	16,398,997
Future policy benefit reserve	37,561	37,723
Unearned premium reserve	3,704,189	3,501,359
Funds held under reinsurance treaties	13,875	15,807
Other net payable to reinsurers	402,379	294,347
Losses in course of payment	139,382	127,971
Senior notes due 6/1/2044	397,224	397,194
Senior notes due 10/1/2050	979,654	979,524
Long term notes due 5/1/2067	223,699	223,674
Borrowings from FHLB	310,000	310,000
Accrued interest on debt and borrowings	24,035	10,460
Unsettled securities payable	151,174	206,693
Other liabilities	438,654	558,432
Total liabilities	23,912,470	23,062,181
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2021) 69,816
and (2020) 69,620 outstanding before treasury shares	698	696
Additional paid-in capital	2,245,737	2,245,301
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $41,161 at 2021 and $80,451 at 2020	235,079	534,899
Treasury shares, at cost; 29,734 shares (2021) and 29,636 shares (2020)	(3,645,717)	(3,622,172)
Retained earnings	10,847,085	10,567,452
Total shareholders' equity	9,682,882	9,726,176
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$33,595,352	$32,788,357

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,
(Dollars in thousands)	2021	2020
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$341,862	$16,612
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(105,460)	(119,548)
Decrease (increase) in funds held by reinsureds, net	(25,584)	(28,973)
Decrease (increase) in reinsurance receivables	(14,518)	(130,593)
Decrease (increase) in income taxes	24,908	(65,114)
Decrease (increase) in prepaid reinsurance premiums	(27,071)	(10,572)
Increase (decrease) in reserve for losses and loss adjustment expenses	655,054	406,257
Increase (decrease) in future policy benefit reserve	(162)	(915)
Increase (decrease) in unearned premiums	196,631	158,744
Increase (decrease) in other net payable to reinsurers	105,390	95,555
Increase (decrease) in losses in course of payment	11,980	(1,422)
Change in equity adjustments in limited partnerships	(116,767)	(8,512)
Distribution of limited partnership income	18,125	11,108
Change in other assets and liabilities, net	(149,464)	(45,259)
Non-cash compensation expense	11,021	9,393
Amortization of bond premium (accrual of bond discount)	17,323	8,640
Net realized capital (gains) losses	(38,902)	210,588
Net cash provided by (used in) operating activities	904,366	505,989

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	818,352	656,070
Proceeds from fixed maturities sold - available for sale, at market value	228,278	501,953
Proceeds from equity securities sold, at fair value	281,313	112,841
Distributions from other invested assets	52,211	104,085
Cost of fixed maturities acquired - available for sale, at market value	(1,776,730)	(1,359,281)
Cost of equity securities acquired, at fair value	(174,981)	(76,513)
Cost of other invested assets acquired	(98,939)	(152,269)
Net change in short-term investments	308,585	(27,882)
Net change in unsettled securities transactions	(93,610)	(17,185)
Net cash provided by (used in) investing activities	(455,521)	(258,181)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period for share-based compensation, net of expense	(10,583)	(12,573)
Purchase of treasury shares	(23,545)	(200,020)
Dividends paid to shareholders	(62,229)	(63,277)
Proceeds from revolving credit borrowings	-	50,000
Cost of debt repurchase	-	(1,198)
Cost of shares withheld on settlements of share-based compensation awards	(12,507)	(13,982)
Net cash provided by (used in) financing activities	(108,864)	(241,050)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(8,972)	2,832

Net increase (decrease) in cash	331,009	9,590
Cash, beginning of period	801,651	808,036
Cash, end of period	$1,132,660	$817,626

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$6,417	$4,920
Interest paid	1,880	2,817